Exhibit 10.4

[Certain confidential portion of this exhibit were omitted by means of marking such portion with brackets and asterisks because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed, or constituted personally identifiable information that is not material]

借款协议

Loan Agreement

甲方（出借人）：林增强

Party A (creditor) : Zengqiang Lin

身份证号码：[*]

Id number: [*]

地址：福清市融商大厦B区1008

Address: 1008, Zone B, Rongshang Building, Fuqing City

联系电话：[*]

Tel: [*]

乙方（借款人）：福清市鸿昌食品有限公司

Party B (debtor) : Fuqing Hongchang Food Co., LTD

统一社会信用代码：91350181MA2YLLW82H

Unified social credit code: 91350181MA2YLLW82H

授权代表：林增强

Authorized representative: Zengqiang Lin

地址：福建省福州市福清市城头镇东皋村元洪投资区原管委会大楼二层

Address: 2nd floor, Former Management Committee Building, Yuanhong Investment Zone, Donggao Village, Chengtou Town, Fuqing City, Fujian Province

联系电话：0591-85151898

Tel: 0591-85151898

乙方因经营需要向甲方申请借款，甲方经审查同意借款给乙方。根据我国有关法律法规，甲、乙双方在平等自愿的基础上协商一致，签订本合同，以兹共同遵守。

Party B applies for loan from Party A for business needs, and Party A agrees to loan the loan to Party B after examination. In accordance with the relevant laws and regulations of our country, Party A and Party B have reached an agreement through consultation on the basis of equality and voluntariness to enter into this contract and abide by it.

第一条：借款金额

Article 1: Loan amount

人民币(大写)： 陆仟万 元整(小写¥ 60,000,000 元），不计利息。以实际到账金额为准。

RMB (in words) : sixty million yuan only (in case ¥60,000,000), without interest. The actual amount to the account shall prevail.

第二条：借款期限

Article 2: Loan term

自 2023 年 4 月 1 日起，至 2026 年 3 月 31 日止共 36 个月。

From April 1, 2023 to March 31, 2026, a total of 36 months.

第三条：还款方式

Article 3: Repayment method

借款到期由乙方一次性向甲方归还借款本金。

When the loan is due, Party B shall repay the loan principal to Party A in a lump sum.

第四条：合同变更

Article 4: Contract modification

本合同有效期间，甲、乙双方均不得擅自变更或解除本合同。如需变更、解除的，必须经双方协商一致并达成书面协议。

During the term of this Contract, neither party A nor Party B shall modify or terminate this Contract without authorization. In case of modification or termination, both parties must reach a written agreement through consultation.

第五条：违约责任

Article 5: Liability for breach of contract

（一）若乙方在本协议规定的借款期限届满之日未能偿还全部借款本金，甲方有权自逾期之日起按逾期未还借款本金的_0.05_%（滞纳金率）按日计收滞纳金，直至借款本金及滞纳金全部清偿完毕。

If Party B fails to repay all the loan principal on the expiration date of the loan term stipulated herein, Party A shall have the right to charge a late fee of 0.005_ % (late fee rate) of the overdue loan principal on a daily basis from the overdue date until the loan principal and late fee are fully paid off.

（二）甲方未按期提供借款，应按违约数额和延期天数，付给乙方违约金。违约金数额的计算应与加收乙方的滞纳金计算相同。

If Party A fails to provide the loan on time, it shall pay Party B liquidated damages according to the amount of breach and the number of days delayed. The amount of liquidated damages shall be calculated in the same way as the late fee charged to Party B.

第六条：争议解决方式

Article 6: Method of dispute resolution

本合同履行中如发生争议，甲、乙双方应进行协商；协商不成时，任何一方均可向乙方所在地人民法院提起诉讼。

In case of any dispute arising from the performance of this Contract, Party A and Party B shall negotiate with each other. If no agreement can be reached through negotiation, either party may file a lawsuit with the people's court in the place where Party B is located.

第七条：合同的生效

Article 7: Effectiveness of the contract

本合同经甲、乙双方签字盖章后产生法律效力。

This contract shall become legally effective upon being signed and sealed by both parties.

第八条：其他

Article 8: Others

本合同如有未尽事宜，须经合同双方当事人共同协商，作出补充规定。本协议的修改和补充应以书面形式进行，并作为本协议不可分割的一部分，与本合同具有同等法律效力。

Any matters not covered herein shall be supplemented by the parties through mutual negotiation. The amendment and supplement to this Agreement shall be made in writing and shall be an integral part of this Agreement and shall have the same legal effect as this Contract.

本合同正本一式二份，甲、乙双方各执一份。

This Contract is made in duplicate, with each party holding one copy.

甲方（盖章）：___林增强__________________

Party A (seal) : ___/s/ Zengqiang Lin __________________

授权代表签字：_____________________

Signature of authorized representative: _____________________

日期：__2023_年__4__月__1__日

Date: April 1, 2023

乙方（盖章）：_____________________

Party B (seal) : Fuqing Hongchang Food Co., LTD

授权代表签字： ________________

Signature of authorized representative: _______/s/ Zengqiang Lin________

日期：_2023___年__4__月_1___日

Date: April 1, 2023

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